                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: May 12, 2000

                AmeriCredit Automobile Receivables Trust 2000-A
            (Exact Name of Registrant as specified in its charter)


        UNITED STATES                  333-36365                88-6079139
        -------------                  ---------                ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


                           c/o AmeriCredit Financial
                                Services, Inc.
                          Attention: Daniel E. Berce
                         801 Cherry Street, Suite 3900
                             Fort Worth, TX 76102
                             (Address of Principal
                               Executive Office)

                                (817) 302-7000
                           Registrant's phone number

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Item 5.           Other Events

         Information relating to distributions to Noteholders for the April 2000 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, and Class A-4 Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period. Both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of February 6, 2000 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.           Financial Statements, Exhibits


         EXHIBIT NO.                   EXHIBIT
         -----------                   -------
           99.1            Preliminary Servicer's Certificate and Servicer's
                           Certificate for the April 2000 Collection Period
                           relating to the Notes issued by the Registrant
                           pursuant to the Agreement.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 2000-A

By: AmeriCredit Financial Services, Inc., as Servicer


/s/  Daniel E. Berce
     Daniel E. Berce
     Vice Chairman and
     Chief Financial Officer


May 12, 2000

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                                 EXHIBIT INDEX


EXHIBIT
-------
 99.1                      Preliminary Servicer's Certificate and Servicer's
                           Certificate for the April 2000 Collection Period
                           relating to the Notes issued by the Registrant.
